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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 31, 2002

      Lehman ABS Corporation on behalf of

      CORPORATE BACKED TRUST CERTIFICATES, Series 2001-2 Trust
      CORPORATE BACKED TRUST CERTIFICATES, Series 2001-9 Trust
      CORPORATE BACKED TRUST CERTIFICATES, Series 2001-18 Trust
      CORPORATE BACKED TRUST CERTIFICATES, Liberty Media Debenture-Backed Series 2001-32 Trust
      CORPORATE BACKED TRUST CERTIFICATES, Brunswick Corporation Note-Backed Series 2002-3 Trust
      CORPORATE BACKED TRUST CERTIFICATES, DaimlerChrysler Debenture-Backed Series 2002-4 Trust
      CORPORATE BACKED TRUST CERTIFICATES, AIG Debenture-Backed Series 2002-10 Trust
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       333-75218              13-3447441
(State or Other Jurisdiction          (Commission File       (I.R.S. Employer
     of Incorporation)                    Number)           Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-1
dated January 16, 2001                                      Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-2
dated January 22, 2001                                      Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-3
dated January 25, 2001                                      Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-4
dated January 29, 2001                                      Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-5
dated February 2, 2001                                      Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-6
dated March 1, 2001                                         Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-7
dated March 2, 2001                                         Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-8
dated March 8, 2001                                         Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-9
dated March 14, 2001                                        Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-10
dated March 22, 2001                                        Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-11
dated March 28, 2001                                        Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-12
dated April 3, 2001                                         Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-14
dated April 10, 2001                                        Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-15
dated April 30, 2001                                        Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-16
dated May 1, 2001                                           Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-17
dated May 2, 2001                                           Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-18
dated May 8, 2001                                           Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-19
dated May 11, 2001                                          Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-20
dated May 22, 2001                                          Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-21
dated May 24, 2001                                          Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-22
dated May 24, 2001                                          Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-23
dated June 1, 2001                                          Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-24
dated June 8, 2001                                          Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-25
dated June 14, 2001                                         Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-26
dated June 21, 2001                                         Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-27
dated June 28, 2001                                         Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Corning
dated July 24, 2001                                         Debenture-Backed Series 2001-28 Trust
----------------------------------------------------------- -----------------------------------------------------


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

----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Georgia
dated July 26, 2001                                         Pacific Debenture-Backed Series 2001-29 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Royal
dated July 27, 2001                                         Caribbean Debenture-Backed Series 2001-30 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Toys "R" Us
dated July 31, 2001                                         Debenture-Backed Series 2001-31 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Liberty Media
dated August 29, 2001                                       Debenture-Backed Series 2001-32 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, AT&T
dated September 5, 2001                                     Note-Backed Series 2001-33 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Goodyear Tire
dated September 6, 2001                                     & Rubber Note-Backed Series 2001-34 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Corning
dated September 21, 2001                                    Debenture-Backed Series 2001-35 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Ford Motor Co.
dated November 15, 2001                                     Debenture-Backed Series 2001-36 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Federal
dated December 27, 2001                                     Express Corporation Note-Backed Series 2001-37 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, W.R. Berkley
dated January 23, 2002                                      Capital Trust Securities-Backed Series 2002-1 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Royal & Sun
dated February 21, 2002                                     Alliance Bond-Backed Series 2002-2 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Brunswick
dated March 7, 2002                                         Corporation Note-Backed Series 2002-3 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates,
dated March 21, 2002                                        DaimlerChrysler Debenture-Backed Series 2002-4 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Callable Zero Coupon Trust Certificates, Series
dated March 25, 2002                                        2002-TVA-1 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, General
dated April 2, 2002                                         Electric Capital Series Note-Backed Series 2002-5
                                                            Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Kinder Morgan
dated April 16, 2002                                        Debenture-Backed Series 2002-6 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, AT&T Wireless
dated May 1, 2002                                           Services Note-Backed Series 2002-7 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, BellSouth
dated May 23, 2002                                          Debenture-Backed Series 2002-8 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, News America
dated June 3, 2002                                          Debenture-Backed Series 2002-9 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, AIG
dated June 6, 2002                                          Debenture-Backed Series 2002-10 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Royal & Sun
dated June 7, 2002                                          Alliance Bond-Backed Series 2002-11 Trust
----------------------------------------------------------- -----------------------------------------------------

----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Motorola
dated June 18, 2002                                         Debenture-Backed Series 2002-12 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Motorola
dated July 10, 2002                                         Debenture-Backed Series 2002-14 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, CIT Capital
dated July 24, 2002                                         Trust I Securities-Backed Series 2002-15 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Verizon Global
dated July 30, 2002                                         Funding Corp. Note-Backed Series 2002-16 Trust
----------------------------------------------------------- -----------------------------------------------------

Item 5. OTHER EVENTS

On July 31, 2002, distribution was made to the Holders of Corporate Backed Trust Certificates, AIG Debenture-Backed Series 2002-10 Trust and on August 1, 2002 distributions were made to the Holders of the Corporate Backed Trust Certificates, Series 2001-2 Trust, Corporate Backed Trust Certificates, Series 2001-9 Trust, Corporate Backed Trust Certificates, Series 2001-18 Trust, Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32 Trust, Corporate Backed Trust Certificates, Brunswick Corporation Note-Backed Series 2002-3 Trust and Corporate Backed Trust Certificates, DaimlerChrylser Debenture-Backed Series 2002-4 Trust(the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 1 through 7 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the AIG Debenture-Backed Series 2002-10 Certificate Holders for the period ending July 31, 2002.

      2 Trustee's Distribution Statement to the Series 2001-2 Certificate Holders for the period ending August 1, 2002.

      3 Trustee's Distribution Statement to the Series 2001-9 Certificate Holders for the period ending August 1, 2002.

      4 Trustee's Distribution Statement to the Series 2001-18 Certificate Holders for the period ending August 1, 2002.

      5     Trustee's Distribution Statement to the Liberty Media
            Debenture-Backed Series 2001-32 Certificate Holders for the period ending August 1, 2002.

      6 Trustee's Distribution Statement to the Brunswick Corporation Note-Backed Series 2002-3 Certificate Holders for the period ending August 1, 2002.

      7 Trustee's Distribution Statement to the DaimlerChrylser Debenture-Backed Series 2001-4 Certificate Holders for the period ending August 1, 2002.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 20, 2003

                                      Lehman ABS Corporation


                                      By: /s/ Rene Canezin
                                          --------------------------
                                      Name:  Rene Canezin
                                      Title: Senior Vice President

                                            EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      1 Trustee's Distribution Statement to the AIG Debenture-Backed Series 2002-10 Certificate Holders for the period ending July 31, 2002

      2 Trustee's Distribution Statement to the Series 2001-2 Certificate Holders for the period ending August 1, 2002

      3 Trustee's Distribution Statement to the Series 2001-9 Certificate Holders for the period ending August 1, 2002.

      4 Trustee's Distribution Statement to the Series 2001-18 Certificate Holders for the period ending August 1, 2002.

      5 Trustee's Distribution Statement to the Liberty Media Debenture-Backed Series 2001-32 Certificate Holders for the period ending August 1, 2002.

      6 Trustee's Distribution Statement to the Brunswick Corporation Note-Backed Series 2002-3 Certificate Holders for the period ending August 1, 2002.

      7 Trustee's Distribution Statement to the DaimlerChrylser Debenture-Backed Series 2002-4 Certificate Holders for the period ending August 1, 2002.


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